Exhibit 10.30

AMENDMENT NUMBER SIX TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NUMBER SIX TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of September 5, 2019, is entered into by and between JMP HOLDING LLC, formerly known as JMP Group LLC, a Delaware limited liability company (“Borrower”), the lenders from time to time party to the below-defined Credit Agreement (together with their respective successors and assigns, each a “Lender” and collectively, the “Lenders”) and CITY NATIONAL BANK, a national banking association (“CNB”), as the administrative agent for the Lenders, (in such capacity, together with its successors and assigns in such capacity, the “Agent”) , and in light of the following:

W I T N E S S E T H

WHEREAS, Borrower, Agent and the Lenders are party to that certain Second Amended and Restated Credit Agreement, dated as of April 30, 2014 (as amended and in effect immediately prior to the effectiveness of this Amendment, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, is referred to herein as the “Credit Agreement”);

WHEREAS, Borrower has requested that Agent and the Lenders make certain amendments to the Existing Credit Agreement; and

WHEREAS, upon the terms and conditions set forth herein, Agent and the Lenders are willing to accommodate Borrower’s requests.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.     DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

2.     AMENDMENTS TO EXISTING CREDIT AGREEMENT. On the terms and subject to the conditions of this Amendment:

(a)      The definition of “Debt” in Section 1.1 of the Credit Agreement is hereby amended to add the following sentence to the end thereof:

“Notwithstanding the foregoing, for purposes of calculating the Senior Leverage Ratio, the Liquidity to Debt Service Ratio and the ratio of Net Asset Value to Total Funded Debt as of any date, the term “Debt” shall not include the outstanding principal amount of any debt securities issued by Ultimate Parent or any of its Subsidiaries to the extent that, no later than seven Business Days after such date (i) the obligations of the issuer of such debt securities (and any guarantor thereof) under the indenture governing such debt securities shall have been discharged in accordance with the terms of such indenture, (ii) the issuer of such debt securities shall have delivered (or the indenture trustee under the applicable indenture shall have delivered on such issuer’s behalf) to the holders of such debt securities an irrevocable notice of redemption with respect to all of such debt securities for redemption on a date within 35 days of such notice of redemption and such debt securities are actually redeemed within such 35 day period or (iii) funds have been delivered to the trustee of the related indenture or deposited into an escrow account for the purposes of redeeming or discharging such debt securities.”

(b)     The definition of “Fixed Charges” in Section 1.1 of the Credit Agreement is hereby amended to add the following sentence to the end thereof:

“Notwithstanding the foregoing, the term “Fixed Charges” shall not include Interest Expense accruing on any debt securities from and after the date that (i) the obligations of the issuer of such debt securities (and any guarantor thereof) under the indenture governing such debt securities shall have been discharged in accordance with the terms of such indenture, (ii) the issuer of such debt securities shall have delivered (or the indenture trustee under the applicable indenture shall have delivered on such issuer’s behalf) to the holders of such debt securities an irrevocable notice of redemption with respect to all of such debt securities for redemption on a date within 35 days of such notice of redemption and such debt securities are actually redeemed within such 35 day period or (iii) funds have been delivered to the trustee of the related indenture or deposited into an escrow account for the purposes of redeeming or discharging such debt securities.”

(c)     The definition of “Refinancing Debt” in Section 1.1 of the Credit Agreement is hereby amended and restated to read as follows:

““Refinancing Debt” means refinancings, renewals, or extensions of Debt to the extent that: (a) the terms and conditions of such refinancings, renewals, or extensions do not materially impair the prospects of repayment of the Obligations by Borrower or materially impair Borrower’s creditworthiness, (b) such refinancings, renewals, or extensions do not result in an increase in the principal amount of the Debt so refinanced, renewed, or extended (except by an amount (such amount with respect to any refinancing, renewal or extension, the “Additional Amount”) equal to the sum of (x) the amount of any accrued interest, premiums, underwriting discounts and any other transaction fees or expenses payable in connection with such refinancing, renewal or extension, plus, (y) with respect a refinancing of the JMP Notes only, such additional amount as may be necessary to round the face amount of such Debt upward to the nearest increment of $5,000,000, plus (z) with respect to a refinancing of the 2013 Notes only, so long as Ultimate Parent is the issuer of Debt with respect to such refinancing of the 2013 Notes, an additional amount not to exceed $6,000,000), (c) such refinancings, renewals, or extensions do not result in an increase in the interest rate with respect to the Debt so refinanced, renewed, or extended above the then-prevailing market rate with respect to similar Debt issued under similar circumstances by similarly situated companies, (d) such refinancings, renewals, or extensions do not result in a shortening of the average weighted maturity of the Debt so refinanced, renewed, or extended, nor are they on terms or conditions that, taken as a whole, are materially more burdensome or restrictive to Borrower, (e) if the Debt that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension must include subordination terms and conditions that are at least as favorable to Agent as those that were applicable to the refinanced, renewed, or extended Debt, and (f) the Debt that is refinanced, renewed, or extended is not recourse to any Person that is liable on account of the Obligations other than (x) those Persons which were obligated with respect to the Debt that was refinanced, renewed, or extended and (y) Ultimate Parent. If any refinancing, renewal or extension of Debt satisfies all of the requirements for Refinancing Debt other than the requirement that the amount of such refinancing, renewal or extension does not result in an increase in the principal amount of the Debt so refinanced, renewed, or extended by more than the Additional Amount, then (1) the amount of Debt incurred in connection with such refinancing, renewal or extension of Debt equal to the sum of (x) the principal amount of the Debt so refinanced, renewed, or extended plus (y) the Additional Amount shall constitute Refinancing Debt and (2) the amount of Debt incurred in connection with such refinancing, renewal or extension of Debt in excess of the sum of (x) the principal amount of the Debt so refinanced, renewed, or extended plus (y) the Additional Amount shall not constitute Refinancing Debt.”

3.     REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Agent and the Lenders as follows:

a.     Borrower has the requisite power and authority to execute and deliver this Amendment and the authority to perform its obligations hereunder and under the Loan Documents to which it is a party. The execution, delivery, and performance of this Amendment and the performance by Borrower of each Loan Document to which it is a party (i) have been duly approved by all necessary action and no other proceedings are necessary to consummate such transactions; and (ii) are not in contravention of (A) any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court or governmental authority binding on it, (B) the terms of its organizational documents, or (C) any provision of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

b.     This Amendment has been duly executed and delivered by Borrower. This Amendment will, upon its effectiveness in accordance with the terms hereof, and each Loan Document to which Borrower is a party is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and is in full force and effect except as such validity and enforceability is limited by the laws of insolvency and bankruptcy, laws affecting creditors’ rights and principles of equity applicable hereto;

c.     No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein has been issued and remains in force by any Governmental Authority against Borrower;

d.     Borrower does not have any actual or potential claim or cause of action against Agent or any Lender for any actions or events occurring on or before the date hereof, and Borrower hereby waives and releases any right to assert same;

e.     No Default or Event of Default has occurred and is continuing on the date hereof or as of the date of the effectiveness of this Amendment after giving effect to this Amendment; and

f.     The representations and warranties in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent qualified by materiality, then such representations and warranties are true and correct in all respects) on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date) after giving effect to this Amendment and the Disclosure Statement Update (as defined in that certain Amendment Number Five to Second Amended and Restated Credit Agreement, dated as of July 1, 2019, among Borrower, Agent and the Lenders party thereto).

4.     CONDITIONS PRECEDENT TO THIS AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof

a.     Agent shall have received this Amendment, duly executed by Borrower, and the same shall be in full force and effect;

b.     Agent shall have received a reaffirmation and consent (the “Reaffirmation and Consent”) substantially in the form attached hereto as Exhibit A, duly executed and delivered by each Person that is listed on the signature pages thereof;

c.     The representations and warranties in the Credit Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date) after giving effect to this Amendment and the Disclosure Statement Update;

d.     No Default or Event of Default shall have occurred and be continuing as of the date of the effectiveness of this Amendment after giving effect to this Amendment and the Disclosure Statement Update;

e.     No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower; and

f.     All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered, executed, or recorded and shall be in form and substance reasonably satisfactory to Agent.

5.     Agreements.   This Amendment has been entered into without force or duress, of the free will of Borrower, and the decision of Borrower to enter into this Amendment is a fully informed decision and Borrower is aware of all legal and other ramifications of each decision. It has read and understands this Amendment, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations hereunder and thereunder.

6.     Payment of Costs and Fees. Borrower shall reimburse Agent on demand for all of its actual out-of-pocket costs, expenses, fees and charges in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto (which costs may include the reasonable fees and expenses of any attorneys retained by Agent).

7.    CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.

8.     ENTIRE AMENDMENT. This Amendment, and terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

9.     COUNTERPARTS; ELECTRONIC EXECUTION. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

10.    Effect on Loan Documents.

a.     The Existing Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. The execution, delivery and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. The amendments set forth herein are limited to the specifics hereof, and, except as expressly set forth herein, shall neither excuse any future non-compliance with the Credit Agreement, nor operate as a waiver of any Unmatured Event of Default or Event of Default.

b.     Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

c.     To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

d.     This Amendment is a Loan Document.

e.     Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”.

11.   Reaffirmation of Obligations. Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the other Loan Documents to which it is a party effective as of the date hereof and as amended hereby. Borrower hereby further ratifies and reaffirms the validity and enforceability of all of the liens and security interests in the Collateral heretofore granted, pursuant to and in connection with any Loan Document to Agent as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such liens and security interests, and all Collateral heretofore pledged as security for such obligations, continues to be and remain collateral for such obligations from and after the date hereof, in each case except as otherwise expressly provided in the Loan Documents.

12.    Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

BORROWER:	JMP HOLDING LLC, formerly known as
JMP Group LLC,
a Delaware limited liability company

	By:	/s/ Raymond Jackson
	Name:	Raymond Jackson
	Title:	Chief Financial Officer

[Signature Page To Amendment Number six To

second amended and restated Credit Agreement]

AGENT AND LENDER:	CITY NATIONAL BANK,
a national banking association,
as Agent and as a Lender

	By:	/s/ Garen Papazyan
	Name:	Garen Papazyan
	Title:	Senior Vice President

[Signature Page To Amendment Number six To

second amended and restated Credit Agreement]

EXHIBIT A

REAFFIRMATION AND CONSENT

All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in (a) that certain Second Amended and Restated Credit Agreement entered into between JMP HOLDING LLC, formerly known as JMP Group LLC, a Delaware limited liability company (“Borrower”), the lenders from time to time party to the below-defined Credit Agreement (together with their respective successors and assigns, each a “Lender” and collectively, the “Lenders”), and CITY NATIONAL BANK, a national banking association (“CNB”), as the administrative agent for the Lenders, (in such capacity, together with its successors and assigns in such capacity, the “Agent”), dated as of April 30, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), (b) that certain Amendment Number One to Second Amended and Restated Credit Agreement, dated as of April 25, 2016 (the “First Amendment”) by and among Borrower, Agent and the Lenders, (c) that certain Amendment Number Two to Second Amended and Restated Credit Agreement, dated as of August 24, 2016 (the “Second Amendment”) by and among Borrower, Agent and the Lenders, (d) that certain Amendment Number Three to Second Amended and Restated Credit Agreement, dated as of May 12, 2017 (“Third Amendment”) by and among Borrower, Agent and the Lenders, (e) that certain Amendment Number Four to Second Amended and Restated Credit Agreement, dated as of August 6, 2018 (the “Fourth Amendment”) by and among Borrower, Agent and Lenders, (f) that certain Amendment Number Five to Second Amended and Restated Credit Agreement, dated as of July 1, 2019, and (g) that certain Amendment Number Six to Second Amended and Restated Credit Agreement, dated as of September 5, 2019 (the “Amendment”) by and among Borrower, Agent and Lenders. The undersigned hereby (a) represents and warrants to Agent and the Lenders that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the transactions contemplated by the Amendment and by each amendment to any Loan Document executed on or before the date hereof; (c) acknowledges and reaffirms its obligations owing to Agent and the Lenders under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, each understands that Agent and the Lenders have no obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of California.

[Signature page to follow.]

IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

HARVEST CAPITAL STRATEGIES LLC,
a Delaware limited liability company

By:	/s/ Raymond Jackson
Name: Raymond Jackson
Title: Chief Financial Officer

JMP ASSET MANAGEMENT INC.,
a Delaware limited liability company

By:	/s/ Raymond Jackson
Name: Raymond Jackson
Title: Chief Financial Officer

JMP INVESTMENT HOLDINGS LLC,
a Delaware limited liability company

By:	/s/ Raymond Jackson
Name: Raymond Jackson
Title: Chief Financial Officer

JMP ASSET MANAGEMENT LLC,
a Delaware limited liability company

By:	/s/ Raymond Jackson
Name: Raymond Jackson
Title: Chief Financial Officer

JMP CAPITAL LLC,
a Delaware limited liability company

By:	/s/ Raymond Jackson
Name: Raymond Jackson
Title: Chief Financial Officer

JMP CAPITAL I MANAGING MEMBER LLC,
a Delaware limited liability company

By:	/s/ Raymond Jackson
Name: Raymond Jackson
Title: Chief Financial Officer

HARVEST CAPITAL STRATEGIES HOLDINGS LLC,
a Delaware limited liability company

By:	/s/ Raymond Jackson
Name: Raymond Jackson
Title: Chief Financial Officer

JMP REALTY I LLC,
a Delaware limited liability company

By:	/s/ Raymond Jackson
Name: Raymond Jackson
Title: Chief Financial Officer

JMP REALTY II LLC,
a Delaware limited liability company

By:	/s/ Raymond Jackson
Name: Raymond Jackson
Title: Chief Financial Officer

JMP GROUP INC.,
a Delaware corporation

By:	/s/ Raymond Jackson
Name: Raymond Jackson
Title: Chief Financial Officer